UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 8.01 OTHER EVENTS.

Portfolio Update

As of June 30, 2021, TriLinc Global Impact Fund, LLC (“TGIF”) had $392.5 million in total financing commitments for business expansions and socioeconomic developments through its investment portfolio in Sub-Saharan Africa, Latin America, Southeast Asia, and Emerging Europe. The weighted average loan size of the portfolio is $8.2 million, with an average duration of 1.5 years. Since TGIF commenced operations and through June 30, 2021, TGIF has funded over $1.1 billion in aggregate investments to 91 borrower companies, including $104.8 million in temporary investments. Of the aggregate investment amount, TGIF has received $809.2 million in full aggregate transaction repayments (68.75% of total invested) from existing and exited trade finance, term loan, and temporary investment facilities.  Regionally, excluding temporary investments, TGIF has funded over $366.2 million to 29 borrower companies operating in 9 developing economies within Latin America, supporting 19,524 permanent employees; over $495.2 million to 47 borrower companies operating in or trading with 21 developing economies within Sub-Saharan Africa, supporting 18,305 permanent employees; over $187.7 million to 12 borrower companies operating in or trading with five developing economies within Southeast Asia, supporting 950 permanent employees; and over $19.6 million to three borrower companies in three countries within Emerging Europe, supporting 728 permanent employees.

June Press Release

On July 22, 2021, TGIF issued a press release to announce its investment activity for June 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits The following Exhibit is filed as part of this report.

Exhibit 99.1 New Investments Press Release of Trilinc Global Impact Fund, LLC

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, statements concerning the use of financing provided to borrowers and the expected repayment of financing extended to the borrowers) that are based on TGIF’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the borrowers and those risks set forth in the “Risk Factors” section of TGIF’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2021, as amended or supplemented by TGIF’s other filings with the SEC. Although these forward-looking statements reflect management’s beliefs as to future events, actual events or TGIF’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that TGIF’s assumptions differ from actual results, TGIF’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. TGIF cannot assure you that it will attain its investment objectives. Any forward-looking statements presented herein are made only as of the date of this Current Report on Form 8-K, and TGIF does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

July 22, 2021	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer